UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant     ☒

Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Materials Under Rule 14a-12

BEYOND COMMERCE, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:_______________________________
(2)	Aggregate number of securities to which transaction applies:_______________________________
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:___________________________________
(5)	Total fee paid:__________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:_________________________________________________________________
(2)	Form, Schedule or Registration Statement No.:_______________________________________________
(3)	Filing Party:___________________________________________________________________________
(4)	Date Filed:____________________________________________________________________________

BEYOND COMMERCE, INC.

9029 South Pecos
Suite 2800
Henderson, Nevada 89074

June 17, 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Beyond Commerce, Inc.  The meeting will be held in the Molise Room at the M Resort, 12300 Las Vegas Boulevard South, Henderson, Nevada 89044, beginning at 10:00 A.M., local time, on Friday, July 24, 2009.

The Notice of Meeting and the Proxy Statement on the following pages cover the formal business of the meeting, which includes three items to be voted on by the stockholders.  At the Annual Meeting, I will also report on Beyond Commerce’s current operations and will be available to respond to questions from stockholders.

Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting.  You are urged, therefore, to complete, sign, date and return the enclosed proxy card (or use telephone or Internet voting procedures, if offered by your broker), even if you plan to attend the meeting.

I hope you will join us.

Sincerely, Robert J. McNulty Chief Executive Officer

BEYOND COMMERCE, INC.

9029 South Pecos
Suite 2800
Henderson, Nevada 89074

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on July 24, 2009

Notice is hereby given to the holders of common stock, $0.001 par value per share, of Beyond Commerce, Inc. (“Beyond Commerce” or the “Company”) that the Annual Meeting of Stockholders will be held on Friday, July 24, 2009 in the Molise Room at the M Resort, 12300 Las Vegas Boulevard South, Henderson, Nevada 89044, beginning at 10:00 A.M., local time, for the following purposes:

(1)	To elect five directors to serve until the 2010 Annual Meeting of Stockholders;

(2)	To ratify the selection of L J Soldinger Associates, LLC as Beyond Commerce’s independent registered public accounting firm for the fiscal year ending December 31, 2009;

(3)	To approve Beyond Commerce’s 2008 Equity Incentive Plan, as amended; and

(4)	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Only those stockholders of record at the close of business on June 12, 2009 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting.  A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

June 17, 2009	By Order of the Board of Directors Mark V. Noffke Executive Vice President, Finance, Chief Financial Officer and Corporate Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE (OR USE TELEPHONE OR INTERNET VOTING PROCEDURES, IF AVAILABLE THROUGH YOUR BROKER).  IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE IN PERSON.

TABLE OF CONTENTS

BEYOND COMMERCE, INC.

9029 South Pecos
Suite 2800

Henderson, Nevada 89074

Annual Meeting of Stockholders to be Held on July 24, 2009

PROXY STATEMENT

This Proxy Statement is furnished to holders of the common stock, $0.001 par value per share, of Beyond Commerce, Inc., a Nevada corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2009 Annual Meeting of Stockholders to be held in the Molise Room at the M Resort, 12300 Las Vegas Boulevard South, Henderson, Nevada 89044, beginning at 10:00 A.M., local time, on Friday, July 24, 2009, and at any postponement or adjournment of the Annual Meeting.  This Proxy Statement and the accompanying proxy card are first being mailed to our stockholders on or about June 17, 2009.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the attached Notice of Meeting and described in detail in this Proxy Statement, which are the election of directors, the ratification of the appointment of our independent registered public accounting firm and the approval of our 2008 Equity Incentive Plan, as amended.  In addition, management will report on our performance during fiscal 2008 and respond to questions from stockholders.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on June 12, 2009 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

What are the voting rights of the holders of our common stock?

Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting.  The affirmative vote of a majority of the votes cast at the Annual Meeting, provided a quorum is present, will be required for approval of each of the proposals described in this Proxy Statement other than the election of directors.  With regard to the election of directors, the five nominees receiving the greatest number of votes cast will be elected.

Abstentions will be counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and will have the same effect as negative votes.  Broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of the matters presented at the Annual Meeting.

What constitutes a quorum?

The presence, in person or by proxy, at our Annual Meeting of the holders of a majority of the outstanding shares of our common stock will constitute a quorum.  For the purpose of determining the presence of a quorum, proxies marked “withhold authority” or “abstain” will be counted as present.  Shares represented by proxies that include so-called broker non-votes also will be counted as shares present for purposes of establishing a quorum.  On the record date of June 12, 2009, there were 45,036,760 shares of our common stock issued and outstanding, and those shares are the only shares that are entitled to vote at the Annual Meeting.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendations of our Board of Directors are set forth together with the description of each Proposal in this Proxy Statement.  In summary, our Board of Directors recommends a vote:

•	“FOR” election of the directors named in this Proxy Statement (see Proposal I);

•	“FOR” ratification of the appointment of L J Soldinger Associates, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2009 (see Proposal II); and

•	“FOR” approval of our 2008 Equity Incentive Plan, as amended (see Proposal III).

How will my proxy card be voted, and may I revoke the voting instructions in my proxy card?

If the enclosed proxy card is executed, returned in time and not revoked, the shares represented by the proxy card will be voted at the Annual Meeting and at any postponement or adjournment of the Annual Meeting in accordance with the directions indicated on the proxy card.  If no directions are indicated, proxies will be voted “for” all proposals described in this Proxy Statement and, as to any other matters properly brought before the Annual Meeting or any postponement or adjournment of the Annual Meeting, in the sole discretion of the proxy holders.

A stockholder who returns a proxy card may revoke it at any time prior to its exercise at the Annual Meeting by (1) giving written notice of revocation to our Corporate Secretary, (2) properly submitting to us a duly executed proxy bearing a later date, or (3) appearing at the Annual Meeting and voting in person.  All written notices of revocation of proxies should be addressed as follows:  Beyond Commerce, Inc., 9029 South Pecos, Henderson, Nevada 89074, Attention: Corporate Secretary.

How may I request multiple sets of proxy materials if two or more stockholders reside in my household?

To minimize our expenses, one Proxy Statement and Annual Report to Stockholders, including our 2008 Form 10-K Report, may be delivered to two or more stockholders who share an address unless we have received contrary instructions from one or more of the stockholders.  We will deliver promptly upon written or oral request a separate copy of these documents to a stockholder at a shared address to which a single copy of the documents was delivered.  Requests for additional copies of these documents, and requests that in the future separate documents be sent to stockholders who share an address, should be directed by writing to Beyond Commerce, Inc., 9029 South Pecos, Henderson, Nevada 89074, Attention: Corporate Secretary, or by calling Mr. Mark V. Noffke at (702) 463-7000.

How may I request a single set of proxy materials for my household?

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address set forth in the preceding paragraph to request delivery of a single copy of these materials.

Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholder
Meeting to be Held on July 24, 2009

This Proxy Statement, the accompanying proxy and our 2008 Form 10-K Report are also available on our website at www.beyondcommerce.com/proxymaterials, and our Annual Report to Stockholders is available on our website at www.beyondcommerce.com/2008AnnualReport.

PROPOSAL I

ELECTION OF DIRECTORS

The following is information concerning the nominees for election as directors.  Each nominee currently serves as a director of Beyond Commerce.  We believe that each nominee will be able to serve as a director.  In the event that a nominee is unable to serve, the proxy holders will vote the proxies for such other nominee as they may determine.  Each director who is elected at the 2009 Annual Meeting will serve until the 2010 Annual Meeting of Stockholders and until his successor is duly elected.

Effective upon Beyond Commerce’s merger with Boomj.com,Inc. on December 27, 2007, the persons who served as our directors and executive officers prior to the merger resigned.  All of our directors and executive officers currently hold the same positions with our primary subsidiary, Boomj.com, Inc., as they hold with Beyond Commerce.  With the exception of Messrs. Falk, Loveless, Warsinske and White, all of our directors and executive officers assumed their current positions with us upon the closing of the merger on December 27, 2007.  There are no family relationships among any of our directors and executive officers.

Director Nominees

Robert J. McNulty, age 62, has served as a director of Beyond Commerce and as our Chief Executive Officer since December 27, 2007 and has served as the Chief Executive Officer of Boomj.com, Inc. since its formation in January 2007. Mr. McNulty is an accomplished entrepreneur with over twenty-five years of significant experience in specialty retail, branded consumer products, transactional media television, retail and Internet start-ups and developing new concepts and technology platforms in the retail industry.  Since February 1999, Mr. McNulty has served as an independent consultant for various companies in those industries.  In March 1996, Mr. McNulty founded Shopping.com, an online retailer, selling a broad range of consumer brand name products on the Internet, and served as its President and Chief Executive Officer and was a member of its Board of Directors from its inception.  Compaq Computers purchased Shopping.com in February 1999 in a cash transaction for $220 million.  Mr. McNulty has been involved with several other retail companies, both public and private, in a broad range of merchandise categories.  Mr. McNulty also serves on our Compensation and Executive Committees.

Barry Falk, age 46, was appointed as a director of Beyond Commerce on December 11, 2008.  Mr. Falk is a partner in the corporate finance law firm of Irvine Venture Law Firm, LLP.  Mr. Falk has broad experience in structuring complex financing transactions in diversified industries, including the telecommunications, specialty finance, software and hardware technologies, distribution and retail sectors.  Mr. Falk specializes in corporate and securities law, with an emphasis on business planning, venture capital and mergers and acquisitions.  Prior to joining his law firm, Mr. Falk worked for the U.S. Securities and Exchange Commission’s Division of Corporation Finance from 1990 through 1993 where he was the senior disclosure attorney for the SEC’s Pacific Region and in the SEC’s Division of Enforcement from 1988 through 1990.  Prior to completing his law degree, Mr. Falk worked as an accountant for a national public accounting firm.  Mr. Falk is an investor in several venture capital and angel funds and is active on the board of directors of several private companies.  Mr. Falk received his J.D. degree from Loyola Law School, Los Angeles and his B.S. degree in Accounting from Kean College of New Jersey.  Mr. Falk also serves on our Audit Committee.

Ronald L. Loveless, age 65, was appointed as a director of Beyond Commerce on April 6, 2009.   Mr. Loveless owns and manages Integrity Marketing and Consulting in Rogers, Arkansas.  Mr. Loveless is a retired executive of Wal-Mart Stores, Inc.  He served four years in the U.S. Air Force Intelligence Service and began his career at Wal-Mart in 1964.  In 1980, Mr. Loveless was named General Merchandise Manager of Wal-Mart’s Hardlines Merchandising Division.  In 1983, he was appointed as the first Chief Executive Officer of the Sam’s Wholesale Club Division of Wal-Mart.  Mr. Loveless also serves on our Compensation Committee.

Michael E. Warsinske, age 46, was appointed as a director of Beyond Commerce on June 9, 2008.  Mr. Warsinske is the Chief Executive Officer and Founder of Warsinske Ventures, an Internet asset holding company.  Mr. Warsinske also currently serves as the Chief Executive Officer of local Getaways.com a private travel online publishing company.  He has over 25 years of experience in Media Sales.  He was the Founder and Chief Executive Officer of Cybereps, an online advertising sales organization that he sold to spot radio representation firm Interep National Radio Sales, Inc.  Additionally, he was the Founder/Chief Executive Officer of Warsinske Communications, a West Coast magazine and broadcast representation firm.  Mr. Warsinske was a member of USA Today’s advertising sales launch team. He started his career on an account management team at Saatchi and Saatchi working on Tylenol.  Mr. Warsinske is a Graduate of the University of Oregon, School of Journalism. Mr. Warsinske also serves on our Compensation and Executive Committees.

Murray Williams, age 38, has served as a director of Beyond Commerce since December 27, 2007 and has served as a director of Boomj.com, Inc. since June 1, 2007.  Since March 14, 2008, Mr. Williams has been the Chief Financial Officer, Treasurer and Secretary of GTX Corp., a public company engaged in the commercialization of miniaturized assisted GPS tracking and cellular location-transmitting technologies.  From June 2005 to February 2007, Mr. Williams was Chief Financial Officer at Interactive Television Networks, Inc., a public company and a leading provider of Internet Protocol Television hardware, programming software and interactive networks.  From March 2003 to June 2005, Mr. Williams served as an independent consultant for various companies in the technology industry.  From June 2002 to September 2003 Mr. Williams was Vice President - Finance for Brands Shopping Network.  He was one of the founding members of Buy.Com, Inc., became an employee in February 1998, and worked with the company until August 2001.  During his three and a half year tenure, Mr. Williams created and developed the finance, legal, business development and H/R departments.  Mr. Williams managed Buy.Com’s expansion into Europe, Canada and Australia.  From January 1993 through January 1998, Mr. Williams was employed with KPMG Peat Marwick, LLP, and last served as a Manager in their assurance practice.  Mr. Williams managed a team of over 20 professionals specializing in financial services.  Mr. Williams is a CPA and received his license in 1995.  Mr. Williams received degrees in both Accounting and Real Estate from the University of Wisconsin-Madison in 1992. Mr. Williams also serves on our Audit and Executive Committees.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES LISTED ABOVE.

Meetings of the Board of Directors; Independence of Directors

The property, affairs and business of Beyond Commerce are conducted under the supervision and management of our Board of Directors as called for under the laws of Nevada and our Bylaws.  Our Board of Directors has established an Audit Committee, a Compensation Committee and an Executive Committee.

The Board of Directors held two meetings during the 2008 fiscal year.  Each director attended at least 75% of the aggregate of the total meetings of the Board and the total number of meetings of all Board committees on which he served that were held during the portion of the 2008 fiscal year in which he served as a director or served on such committees, as applicable.

Our Board of Directors has determined that directors Barry Falk, Ronald L. Loveless and Michael E. Warsinske are each “independent” under the independence standards of both the Nasdaq Stock Market (“Nasdaq”) and the Securities and Exchange Commission (the “SEC”) and have no material relationships with us (either directly or as a partner, stockholder or officer of any entity) that could be inconsistent with a finding of their independence as members of our Board of Directors or as members of any of our Board committees.  In making such determination, the Board concluded that Beyond Commerce’s payment in 2008 of $336 to Mr. Falk’s law firm for legal services represented a minor amount that did not adversely affect his independence.

Our Board of Directors has determined that director Murray Williams, who serves on our Audit Committee, is an “audit committee financial expert” as defined by SEC rules.  Because FA Corp., a consulting company affiliated with Mr. Williams, received $102,673 of fees from us in 2008, Mr. Williams does not qualify as “independent” under the applicable SEC standards and may not qualify as “independent” under applicable Nasdaq standards.   Director Robert J. McNulty serves as our Chief Executive Officer and therefore does not qualify as “independent” under the independence standards of Nasdaq and the SEC.

Committee Membership

The following table provides information concerning the membership of our Board committees:

Name	Audit Committee	Compensation Committee	Executive Committee

Robert J. McNulty		(1)	(2)

Barry Falk.	(3)

Ronald L. Loveless.		(1)

Michael E. Warsinske		(1)	(2)

Murray Williams	(3)		(2)
________
(1)	Member of our Compensation Committee.

(2)	Member of our Executive Committee.

(3)	Member of our Audit Committee.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to:

•	The quality and integrity of our financial statements and reports;

•	The independent registered public accounting firm’ qualifications and independence; and

•	The performance of our internal audit function and independent registered public accounting firm.

The Audit Committee appoints the independent registered public accounting firm, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves permitted non-audit services provided by our independent registered public accounting firm, and reviews the independence of the independent registered public accounting firm. The Audit Committee’s responsibilities also include oversight activities described below under the “Audit Committee Report.”

The Audit Committee’s Charter is on our website at www.beyondcommerce.com.  The Audit Committee held four meetings during the 2008 fiscal year.

Compensation Committee

The Compensation Committee is authorized to review and make recommendations to the full Board of Directors relating to the annual salaries and bonuses of our officers and relating to awards under our 2008 Equity Incentive Plan, as amended. The Compensation Committee’s Charter is on our website at www.beyondcommerce.com. The Compensation Committee held one meeting during the 2008 fiscal year.

Executive Committee

The Executive Committee is empowered to act for the full Board of Directors in intervals between Board meetings, with the exception of certain matters that by law cannot be delegated to a Board committee.  The Executive Committee does not have a written charter.  The Executive Committee held one meeting during the 2008 fiscal year.

Stockholder Recommendations of Director Candidates; Nominating Committee

We do not have a separately designated Nominating Committee or a Nominating Committee charter.  Instead, the full Board of Directors performs the functions of a Nominating Committee, which include (1) identifying individuals who are qualified to become members of the Board, consistent with criteria approved by the Board, (2) selecting the director nominees for each Annual Meeting of Stockholders, (3) developing corporate governance principles applicable to Beyond Commerce, and (4) overseeing the annual evaluation of management.

The Board of Directors has not established any specific minimum qualifications for director candidates or any specific qualities or skills that a candidate must possess in order to be considered qualified to be nominated as a director.  Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition.  In making its nominations, the Board of Directors generally will consider, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting our company, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.

The Board of Directors will consider Board nominees recommended by stockholders.  In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to our Corporate Secretary at Beyond Commerce, Inc., 9029 South Pecos, Henderson, Nevada 89074.  To be timely, the notice must be received no later than ninety days prior to the month and day of the preceding year’s Annual Meeting of Stockholders.  Notice of a nomination must include the proposer’s name, address and number of shares owned; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any).  The proposer must also submit the nominee’s consent to be elected and to serve. The Board of Directors may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee.  Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.

Stockholder Communication with Board Members

Stockholders who wish to communicate with our Board members may contact us at our principal executive office at Beyond Commerce, Inc., 9029 South Pecos, Henderson, Nevada 89074.  Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

Board Members’ Attendance at Annual Meetings

Each director is expected to be present at the Annual Meeting of Stockholders.  We did not hold an Annual Meeting of Stockholders in 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of the outstanding shares of our common stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC.  Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms received or written representations from the Reporting Persons, we believe that, with respect to the fiscal year ended December 31, 2008, all of the Reporting Persons complied with all applicable Section 16 filing requirements on a timely basis.

Beneficial Owners of More Than Five Percent of Beyond Commerce’s Common Stock; Shares Held by Directors and Executive Officers

The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 1, 2009 by (1) each person who is known by us to own beneficially more than five percent of our outstanding common stock; (2) each of our current directors and director nominees; (3) the executive officers listed below in the Summary Compensation Table; and (4) all current executive officers and directors of a group.  The number of shares and the percentage of shares beneficially owned by each such person or group, as set forth below, include shares of common stock that such person or group had the right to acquire on or within sixty days after June 1, 2009 pursuant to the exercise of vested and exercisable options or warrants.  References to options or warrants in the footnotes to the table below include only options or warrants to purchase shares that were exercisable on or within sixty days after June 1, 2009.   As of June 1, 2009, 44,600,132 shares of our common stock were issued and outstanding.  An asterisk (*) indicates beneficial ownership of less than 1%.  Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of common stock shown, subject to applicable community property laws.  The address of each executive officer or director listed below is 9029 South Pecos, Henderson, Nevada 89074.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class

Mark V. Noffke	2,020,000	4.5%
Mark Doumani (1)	1,568,000	3.5%
Wendy Borow-Johnson	606,000	1.4%
Robert J. McNulty	505,000	1.1%
Murray Williams	202,000	*
Michael E. Warsinske	0	*
Barry Falk	202,000	*
Ronald L. Loveless	0	*

All current executive officers and directors as a group (8 persons)	5,133,714	11.5%

5% Shareholders:

Linlithgow Holdings, LLC (2) 9029 South Pecos; Henderson, Nevada 89074	16,982,000	38.1%

_________________________

(1)
Includes 962,000 shares owned by MIK Irrevocable Trust, an irrevocable trust for the benefit of Mr. Doumani.  Mr. Doumani resigned as Beyond Commerce’s Vice President, Business Development effective January 31, 2009.

(2)
Represents shares owned by Linlithgow Holdings, LLC, an entity owned and controlled by immediate family members of our Chief Executive Officer, Robert J. McNulty.   Mr. McNulty is not a member or manager of Linlithgow Holdings LLC, and he disclaims any beneficial interest in these shares.  Mr. McNulty does not exercise any voting rights in respect of these shares, nor does he have any right to dispose of these shares.

Executive Officers of Beyond Commerce

Biographical information regarding our Chief Executive Officer, Robert J. McNulty, is set forth above under “Director Nominees.”  Information about our other three executive officers is set forth below.

Wendy Borow-Johnson, age 58, has served as Beyond Commerce’s President of Brand Management since January 2009.  She joined Boomj.com, Inc. in October 2007 as President of Media and became the President of Brand Management in January 2009.  From February 2003 to July 2007, she served as Senior Vice President of The Networks Group and President of the Healthy Living, Beauty & Fashion and IshopTV Networks. She was responsible for overseeing programming, network development, and distribution and cross media marketing of these lifestyle transactional networks. Ms Johnson currently is a member of the Financial Media Group, Inc. Board of Directors and serves on its Audit Committee. Prior to joining Turner Media Group, Inc., Ms. Borow-Johnson served on the Board of Directors of Brands Shopping Network, Inc. and was President of Television from March 2002 thru September 2002.  She was the President and Chief Executive Officer of RnetHealth Inc., a publicly traded company, from October 1999 thru March 2000 and was the President and Chief Executive Officer of Recovery Television Network October 2001 thru December 2001. Ms. Borow-Johnson is a Phi Beta Kappa, Magna Cum Laude graduate of Goucher College. She has a Masters Degree in Counseling from Goddard College and a certificate in Psychotherapy from Harvard’s Judge Baker Guidance Center.

Mark V. Noffke, age 53, has served as Beyond Commerce’s Executive Vice President, Finance, Chief Financial Officer and Corporate Secretary since December 27, 2007 and has served in those positions for Boomj.com, Inc. since January 2007.  From August 2006 to December 2006, Mr. Noffke was the Chief Financial Officer of Financial Media Group Inc. From May 2004 to August 2006, Mr. Noffke was Chief Financial Officer of National Storm Management, Inc. where he was responsible for taking the company public. From August 2003 to May 2004, Mr. Noffke was a managing director of Striker Pacific Corporation, an investment bank, where he conducted due diligence, and acquisition analysis in various industries, including waste recycling, forest products and automotive. From September 1996 to August 2003, Mr. Noffke served as the Chief Financial Officer and a Director of U.S. Forest Industries, Inc, a timber manufacturing company, where he was responsible for developing the company’s accounting infrastructure. From January 2002 to May 2004, Mr. Noffke served as Chief Financial Officer of Brands Shopping Networks, a publicly traded company currently known as United Fuel and Energy Corporation. In this position, Mr. Noffke was responsible for raising capital and developing the accounting infrastructure. Mr. Noffke is a Certified Public Accountant and has a B.S. in Accounting from Valparaiso University in Northwestern Indiana.

Jimmy “Bo” White, Jr., age 36, has served as Beyond Commerce’s Executive Vice President, Operations and Technology since January 2009.  Mr. White has 17 years of experience in both retail management and online technology and has served as an owner and managing partner of Click Here Publishing, LLC, an Internet design and development company, since its formation in 1994.  Mr. White is a successful entrepreneur owning and operating several technology-based companies specializing in website development, application development, and Internet marketing.  Mr. White is a specialist in implementing and developing online technologies. He joined Beyond Commerce in late 2008 as a technology consultant helping to drive the direction of online products.   Mr. White also brings years of experience in managing IT and creating Web-based software to maximize efficiencies.  Mr. White attended Louisiana State University, majoring in information technology.

Executive Compensation

The following table sets forth the compensation for the fiscal years ended December 31, 2008 and December 31, 2007 for services rendered to us (including our subsidiary, Boomj.com,Inc.) by our Chief Executive Officer and our three most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers as of December 31, 2008 (collectively, the “Named Executive Officers”).  On December 27, 2007, we acquired Boomj.com,Inc., which is our primary subsidiary.  Beyond Commerce did not pay any compensation to any officers or directors during the 2007 fiscal year.  The following below sets forth all compensation paid (1) by Boomj.com, Inc. in 2007 and (2) by either Beyond Commerce or Boomj.com, Inc. in 2008 to the Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	All Other Compensation (4)	Total

Robert J. McNulty-	2008	$171,692		-		$171,692
President and CEO	2007	-	—	$150,000	—	$150,000

Wendy Borow-Johnson	2008	$185,538		$118,125		$303,663
President – Media	2007	$64,615	—	$75,000	—	$139,615

Mark V. Noffke -	2008	$164,927		—	—	$164,927
Chief Financial Officer	2007	$162,502	—	$1,000	—	$163,502

Mark Doumani Sr. -	2008	$164,927				$164,927
VP Business Development (5)	2007	$118,540	—	$90,000	—	$208,540
____________________
(1)	Represents the dollar amount of base salary (cash and non-cash) earned.

(2)	Represents the dollar amount of bonus (cash and non-cash) earned.

(3)
Represents compensation expense for restricted stock issued as compensation for services to the persons listed in the table, as recognized by us under Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment” (FAS 123(R)) and in accordance with the assumptions in Beyond Commerce’s financial statements and footnotes thereto that are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the SEC.  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized from these awards by the named officers.

(4)	Covers all other compensation received that we could not properly report in any other column of the table.

(5)	Mr. Doumani resigned as Vice President, Business Development effective January 31, 2009.

Stock Option Grants

None of the Named Executive Officers (1) received any stock options during fiscal 2008, (2) held any exercisable, unexercisable or unearned stock options on December 31, 2008, or (3) held any stock awards or equity incentive plan awards that had not vested as of December 31, 2008.

Compensation of Directors

The directors of Beyond Commerce do not receive any cash compensation.  However, in January 2009, two of our new directors each received options to purchase 100,000 shares of common stock for their services. These options will vest over the next two years, with 50% vesting after one year from the grant date and the remaining 50% vesting on the second anniversary date.

In April 2009, our newest director, Ronald L. Loveless, received an option to purchase 100,000 shares of our common stock at an exercise price of $0.70 per share over a five-year term.  The option will vest over the next two years, with 50% vesting after one year from the grant date and the remaining 50% vesting on the second anniversary date.

We reimburse directors for their actual expenses incurred in attending Board meetings.  The Board reserves the right to award remuneration to any director undertaking any special services on behalf of Beyond Commerce other than services ordinarily required of a director.

The following table sets forth information concerning the compensation paid to each of our non-employee directors during 2008 for his services rendered as a director.  Our fourth non-employee director, Ronald L. Loveless, was not appointed to the Board until April 2009 and therefore is not listed below.

Director Compensation for Fiscal Year 2008

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)
Michael E. Warsinske	-0-	-0-	$56,000	(2)	-0-	-0-	-0-		$56,000
Barry Falk	-0-	-0-	$56,000	(2)	-0-	-0-	-0-		$56,000
Murray Williams	-0-	-0-	-0-		-0-	-0-	$102,673	(3)	$102,673

(1)
This column represents the compensation expense for option awards to the persons listed in the table, as recognized by us under Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment” (FAS 123(R)) and in accordance with the assumptions in Beyond Commerce’s financial statements and footnotes thereto that are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the SEC.  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized from these awards by the named directors.

(2)
We agreed to grant each of Mr. Warsinske and Mr. Falk a five-year non-qualified option to purchase 100,000 shares of our common stock at an exercise price of $0.70 per share at the time that he joined our Board of Directors in 2008.  The Board did not formally grant those options until January 2009.  One-half of the foregoing options will vest upon the first anniversary of the appointment of each of Mr. Warsinske and Mr. Falk to the Board, and the second half of the options will vest upon the second anniversary of the appointments.

(3)
At the request of the Board of Directors, during 2008 Mr. Williams provided additional services to Beyond Commerce by monitoring and supervising certain of our activities.  These fees were paid to Mr. Williams’ company, FA Corp.

Employment Agreements

Beyond Commerce has not entered into employment agreements with any of its executive officers.

2008 Equity Incentive Plan

A summary of our 2008 Equity Incentive Plan, as amended, is set forth below under “Proposal III – Approval of the 2008 Equity Incentive Plan, as Amended.”

Transactions with Related Persons

Our Board of Directors is responsible for reviewing and approving or ratifying transactions with related persons.  Although there is no written policy in this regard, our Board reviews all material facts of interested transactions and takes into account, among other factors it determines appropriate, whether the interested transaction is on terms no less favorable than terms generally available to any similarly situated, unrelated third parties under the same or similar circumstances and the extent of the person’s interest in the transaction.  Additionally, Board approval of any related person transaction must include the affirmative vote of at least a majority of our non-employee directors.

Since January 1, 2008, we have engaged in the following related person transactions, each of which was reviewed and approved by our full Board of Directors:

•
Beyond Commerce permits TAC Financial, Inc. to use some of our facilities at our Nevada headquarters.  TAC Financial has not paid us for the use of the facilities.  In 2009, we commenced paying the commissions we owed to our LocalAdLink independent consultants through the use of TAC Financial’s VISA debit card.  We do not pay TAC Financial for loading payments onto the debit cards, although the card holders are charged fees for the use of the debit cards.  Linlithgow Holdings, LLC (“Linlithgow”) owns over 85% of the issued and outstanding shares of TAC Financial.  Linlithgow currently owns 38.1% of the outstanding common stock of Beyond Commerce and is a family trust of the McNulty family.  Mr. McNulty, our Chief Executive Officer, has no voting control over the holdings of Linlithgow Holdings and disclaims beneficial ownership of the shares owned by Linlithgow Holdings.  Two members of TAC Financial’s Board of Directors are the sons of Robert J. McNulty.

•
During 2007, BoomJ.com borrowed $218,000 from Linlithgow in a series of transactions. All of the loans bore interest at 12% per year.  Most of the loans were repaid in 2007, although the final $25,000 balance was not repaid until 2008.  In connection with these loans, Linlithgow received warrants to purchase 34,835 shares of our common stock. The warrants are exercisable at price ranges from $0.01 to $1.00 per share and expire on December 31, 2011.

•	During 2008, Beyond Commerce paid Linlithgow a total of $53,450 for consulting services.

•
On May 20, 2009, Beyond Commerce executed a convertible original issue discount promissory note (the “Note”) in the principal amount of $1,600,000 and payable to Linlithgow.  Pursuant to the Note, Beyond Commerce agreed to pay to Linlithgow $1,600,000 in cash on November 20, 2009.  The Note is convertible into our common stock at any time at a conversion price of $1.00 per share.  The Note bears interest at the rate of 1.5% per month outstanding until the maturity date. Payment of the Note is secured pursuant to a security interest and pledge agreement whereby we pledged 6,000,000 shares of treasury common stock.   As part of the transaction, Linlithgow received a warrant for the purchase of up to 1,725,000 shares of our common stock at an exercise price of $0.90 per share. The warrant is exercisable, in whole or in part, any time from and after the date of its issuance.

•	In 2008, we paid FA Corp. a total of $102,673 for various services provided to us by Murray Williams. Mr. Williams is a member of our Board of Directors and the principal stockholder of FA Corp.

•
During the preceding twelve months, Click Here Publishing, LLC billed Beyond Commerce $106,000 in connection with the design and development of website-related services.  One of our executive officers, Jimmy “Bo” White, Jr., is an owner and the managing partner of Click Here Publishing, LLC.

Code of Ethics

We have adopted a Code of Ethics that applies to our directors and executive officers.  You can obtain a copy of the Code, without charge, by writing to our Corporate Secretary at Beyond Commerce, Inc., 9029 South Pecos, Henderson, Nevada 89074.  A copy of the Code is also available on our website at www.beyondcommerce.com.

Audit Committee Report

The following Report shall not be considered or deemed filed, or incorporated by reference into any filing, by us with the SEC except to the extent we specifically incorporate this Report by reference.

The responsibilities of the Audit Committee include providing oversight to the financial reporting process of Beyond Commerce, Inc. through periodic meetings with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal controls, and financial reporting matters. The management of Beyond Commerce, Inc. is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on senior management and the independent registered public accounting firm.

The Audit Committee has reviewed and discussed with senior management the audited financial statements of Beyond Commerce, Inc. that are included in the fiscal year 2008 Annual Report on Form 10-K. The Audit Committee also discussed with L J Soldinger Associates, LLC, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditor’s Communication with Those Charged with Governance,” (AICPA, Professional Standards, Volume 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee received and reviewed from L J Soldinger Associates, LLC the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526 relating to the independence of the independent registered public accounting firm from the Company and its related entities, discussed with the firm its independence from the Company, and considered the compatibility of the firm’s provision of permissible non-audit services with maintaining the firm’s independence.

Based on the review and discussions described above with respect to the audited financial statements of Beyond Commerce, Inc., the Audit Committee recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

In giving its recommendation to the Board of Directors, the Audit Committee relied on (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Respectfully submitted,

Audit Committee

Murray Williams, Chairman
Barry Falk

PROPOSAL II

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Accounting Fees

Aggregate fees billed to us by L J Soldinger Associates, LLC, our independent registered public accounting firm, with respect to our 2008 and 2007 fiscal years were as follows:

	2008	2007
Audit Fees	$209,000	$75,000
Audit-Related Fees	—	67,000
Tax Fees	20,000	4,000
All Other Fees	—	—
Total	$229,000	$146,000

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that Beyond Commerce paid for professional services for the audit of our consolidated financial statements included in our Form 10-K Annual Report and for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning.

All of the audit-related services and other services described in the above table were pre-approved by our Audit Committee.  The Audit Committee has adopted a pre-approval policy requiring that, prior to the engagement of the independent registered public accounting firm to audit our financial statements or to perform other services, the engagement must be reviewed by the Audit Committee to consider the scope of services to be rendered and the expected fees to be charged by the independent registered public accounting firm in connection with rendering such services.

Stockholder Ratification of the Appointment of L J Soldinger Associates, LLC

The Audit Committee of the Board of Directors has approved L J Soldinger Associates, LLC as our independent registered public accounting firm to audit our consolidated financial statements, and to provide other approved services, for the fiscal year ending December 31, 2009.  We are not required to seek stockholder approval for the appointment of our independent registered public accounting firm.  However, the Audit Committee and the full Board of Directors believe it to be sound corporate practice to seek such approval.  If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Beyond Commerce and its stockholders.  We do not anticipate that representatives of L J Soldinger Associates, LLC will be present at the Annual Meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF L J SOLDINGER ASSOCIATES, LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

PROPOSAL III

APPROVAL OF THE 2008 EQUITY INCENTIVE PLAN, AS AMENDED

On September 11, 2008, our Board of Directors adopted Beyond Commerce’s 2008 Equity Incentive Plan, and on June 12, 2009 the Board amended the plan to increase the number of shares of common stock that may be issued under the plan from 3,500,000 to 7,000,000.  The 2008 Equity Incentive Plan, as amended, is referred to below as the “Plan.”

The Plan provides that it is subject to the approval of our stockholders.  A copy of the Plan is attached as Appendix A to this Proxy Statement.

A summary of the Plan is set forth below.  The summary is qualified in its entirety by reference to the full text of the Plan.

Summary of the Plan

Under the Plan, we are authorized to grant options, restricted stock and stock appreciation rights in connection with the issuance of up to 7,000,000 shares of common stock to our employees, officers, directors, consultants and advisors.  As of June 1, 2009, we had 5 directors, 3 executive officers and 90 employees and, as of that date, the closing price of our common stock on the OTC Bulletin Board was $1.01.

 Awards under the plan may consist of stock options (both non-qualified options and options intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended), restricted stock awards and stock appreciation rights.  The Plan is administered by our Board of Directors or a committee appointed by the Board, which determines the persons to whom awards will be granted, the type of awards to be granted, the number of awards to be granted and the specific terms of each grant, including the vesting thereof, subject to the provisions of the Plan.

The Plan provides that the exercise price of each incentive stock option may not be less than the fair market value of our common stock on the date of grant (or 110% of the fair market value in the case of a grantee holding more than 10% of our outstanding common stock).  The exercise price of a non-qualified stock option must be no less than the fair market value of the common stock on the date of grant.  During any twelve-month period, no Plan participant may be granted options or other awards covering more than 300,000 shares of common stock.

The Plan also permits the grant of freestanding stock appreciation rights or in tandem with option awards. The grant price of a stock appreciation right must be no less than the fair market value of a share of common stock on the date of grant of the stock appreciation right. No stock appreciation right shall be exercisable later than the tenth anniversary of its grant.  Upon the exercise of a stock appreciation right, a participant shall be entitled to receive common stock at a fair market value equal to the benefit to be received by the exercise.

The Plan provides us with the ability to grant or sell shares of common stock that are subject to certain transferability, forfeiture, repurchase or other restrictions.  The type of restriction, the number of shares of restricted stock granted and other such provisions shall be determined by our Board of Directors or its committee.

Unless otherwise determined by our Board of Directors or its committee, awards granted under the Plan are not transferable other than by will or by the laws of descent and distribution.

The Plan provides that, except as set forth in an individual award agreement, upon the occurrence of a “corporate transaction” (1) our Board of Directors or its committee shall notify each participant at least thirty days prior to the consummation of the corporate transaction or as soon as may be practicable and (2) all options and stock appreciation rights shall terminate and all restricted stock shall be forfeited immediately prior to the consummation of such corporate transaction unless the committee determines otherwise in its sole discretion.  A “corporate transaction” means (i) a liquidation or dissolution of Beyond Commerce, (ii) a merger or consolidation of Beyond Commerce with or into another corporation or entity (other than a merger with a wholly owned subsidiary), or (iii) a sale of all or substantially all of Beyond Commerce’s assets.

Our Board of Directors may alter, amend or terminate the Plan in any respect at any time, but no alteration, amendment or termination will adversely affect in any material way any award previously granted under the Plan without the written consent of the participant holding such award.

Certain Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), to us and to Plan participants with respect to the Plan.  The summary is not intended to be definitive and does not address the income tax laws of any city, state or foreign jurisdiction.

Non-Qualified Stock Options

There will be no federal income tax consequences to either Beyond Commerce or the participant upon the grant of a non-qualified stock option if the exercise price is not less than the fair market value of our common stock on the date of the option grant.  However, the participant will realize ordinary income on the exercise of the non-qualified stock option in an amount equal to the excess of the fair market value of the common stock acquired upon the exercise of such option over the exercise price, and Beyond Commerce will receive a corresponding deduction.  The gain, if any, realized upon the subsequent disposition by the participant of the common stock will constitute short-term or long-term capital gain, depending on the participant’s holding period.

Incentive Stock Options

There will be no federal income tax consequences to either Beyond Commerce or the participant upon the grant of an incentive stock option.  Upon exercise of the option, the excess of the fair market value of the stock over the exercise price (the “spread”) will be added to the alternative minimum tax base of the participant unless a disqualifying disposition is made in the year of exercise.  A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise.  If the shares of common stock are disposed of in a disqualifying disposition, the participant will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and Beyond Commerce will be entitled to a federal income tax deduction equal to such amount. If the participant sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and Beyond Commerce will not be entitled to a federal income tax deduction.

Restricted Stock

Unless a participant makes an election under Section 83(b) of the Internal Revenue Code to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and Beyond Commerce will not be allowed a tax deduction, at the time the award is granted, provided that the stock is nontransferable and is subject to forfeiture.  As and when the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock no longer subject to restrictions, and Beyond Commerce will be entitled to a corresponding tax deduction at that time, subject to Section 162(m) of the Internal Revenue Code.

Stock Appreciation Rights

A participant receiving a stock appreciation right will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When a participant exercises the stock appreciation right, the fair market value of any shares of common stock received will be ordinary income to the participant and will be allowed as a deduction to us for federal income tax purposes.

Section 162(m) of the Internal Revenue Code

Pursuant to Section 162(m) of the Internal Revenue Code, Beyond Commerce may not deduct compensation in excess of $1,000,000 paid to each of its Chief Executive Officer and the four next most highly compensated executive officers subject to certain exceptions.   The Plan is designed to comply with an exception from the limitation of Section 162(m) as to options granted under the Plan.

New Plan Benefits; Outstanding Plan Awards

Our Board of Directors has not yet selected the employees, officers, directors, consultants and advisers who will receive future awards under the Plan or determined the terms and conditions of such awards.

The following table sets forth certain information as of December 31, 2008, regarding outstanding awards under the Plan, which is our only equity compensation plan:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by our security holders:	—	—	—

Equity compensation plans not yet approved by our security holders:
2008 Equity Incentive Plan, as amended	1,114,320	$0.89	5,885,680

Total	1,114,320	$0.89	5,885,680

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE BEYOND COMMERCE’S 2008 EQUITY INCENTIVE PLAN, AS AMENDED.

STOCKHOLDER PROPOSALS

Any proposal that a Beyond Commerce stockholder intends to present in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) at our next Annual Meeting of Stockholders to be held in 2010 must be received by us on or before February 16, 2010.  Notice of stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act will be considered untimely if received by us after May 4, 2010.  Only proper proposals under Rule 14a-8 of the Exchange Act that are timely received will be included in the 2010 Proxy Statement.  All proposals described in this paragraph should be sent to Beyond Commerce, Inc., 9029 South Pecos, Henderson, Nevada 89074, Attention: Corporate Secretary.

OTHER MATTERS

Expenses of Solicitation

Beyond Commerce will bear the cost of soliciting proxies in the accompanying form.  In addition to the use of the mails, proxies may be solicited by our directors, officers and other employees, personally or by telephone, facsimile or email.  Such persons will not be compensated separately for these solicitation activities.

Miscellaneous

Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting.  However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of our common stock that they represent in accordance with their best judgment.

Form 10-K Annual Report

A copy of our Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2008 that we filed with the Securities and Exchange Commission accompanies this Proxy Statement.  Copies of the Form 10-K exhibits are available without charge.  Stockholders who would like such copies should direct their requests in writing to:  Beyond Commerce, Inc., 9029 South Pecos, Henderson, Nevada 89074, Attention: Corporate Secretary.

By Order of the Board of Directors

June 17, 2009	Mark V. Noffke
Executive Vice President, Finance, Chief Financial
Officer and Corporate Secretary

APPENDIX A

BEYOND COMMERCE, INC.
2008 EQUITY INCENTIVE PLAN, AS AMENDED

1.           PURPOSES OF THE PLAN

1.1           The purposes of the 2008 Equity Incentive Plan, as amended (the “Plan”) of Beyond Commerce, Inc., a Nevada corporation (the “Company”), are to:

1.2           Encourage selected employees, directors, consultants and advisers to improve operations and increase the profitability of the Company;

1.3           Encourage selected employees, directors, consultants and advisers to accept or continue employment or association with the Company or its Affiliates; and

1.4           Increase the interest of selected employees, directors, consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Common Stock”).  All references herein to stock or shares, unless otherwise specified, shall mean the Common Stock.

2.           TYPES OF AWARDS; ELIGIBLE PERSONS

2.1           The Administrator (as defined below) may, from time to time, take the following action, separately or in combination, under the Plan: (i) grant “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”); (ii) grant “non-qualified options” (“NQOs,” and together with ISOs, “Options”); (iii) sell shares of Common Stock (“Restricted Stock”) and (iv) grant stock appreciation rights (any such right would permit the holder to receive the excess of the fair market value of Common Stock on the exercise date over its fair market value (or a greater base value) on the grant date (“SARs”)), either in tandem with Options or as separate and independent grants.  Any such awards may be made to employees, including employees who are officers or directors, and to individuals described in Section 1 of the Plan who the Administrator believes have made or will make a contribution to the Company or any Affiliate (as defined below); provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive ISOs under the Plan.

2.2           For purposes of the Plan: (i) the term “Affiliate” means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code; (ii) the term “employee” includes an officer or director who is an employee of the Company; (iii) the term “consultant” includes persons employed by, or otherwise affiliated with, a consultant; and (iv) the term “adviser” includes persons employed by, or otherwise affiliated with, an adviser.

2.3           Except as otherwise expressly set forth in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, hypothecation, or charge, and any such attempted action shall be void.  No right or benefit under the Plan shall in any manner be liable for or subject to debts, contracts, liabilities, or torts of any optionee or any other person except as otherwise may be expressly required by applicable law.

3.           STOCK SUBJECT TO THE PLAN; MAXIMUM NUMBER OF GRANTS

3.1           Subject to the provisions of Section 3.2, the total number of shares of Common Stock that may be issued as Restricted Stock or on the exercise of Options or SARs under the Plan shall not exceed 7,000,000 shares.  The shares subject to an Option or SAR granted under the Plan that expire, terminate or are cancelled unexercised shall become available again for grants under the Plan.  If shares of Restricted Stock awarded under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.  Where the exercise price of an Option is paid by means of the optionee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as may be permitted in the Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the Plan.  No eligible person shall be granted Options or other awards during any twelve-month period covering more than 300,000 shares.

3.2           If the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to the Plan that may be issued under the Plan shall be proportionately adjusted (provided that any fractional share resulting from such adjustment shall be disregarded).

4.           ADMINISTRATION

4.1           The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which the Board has delegated administration of the Plan (or of part thereof) (in either case, the “Administrator”).  The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws.  At the Board’s discretion, the Committee may be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “outside directors” within the meaning of Section 162(m) of the Code.  The Administrator may delegate non-discretionary administrative duties to such employees of the Company as the Administrator deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

4.2           Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options and SARs and grant or sell Restricted Stock; (ii) to determine the fair market value of the shares of Common Stock subject to Options or other awards; (iii) to determine the exercise price of Options granted, which shall be no less than the fair market value of the Common Stock on the date of grant, the economic terms of SARs granted, which shall provide for a benefit of the appreciation on Common Stock over not less than the value of the Common Stock on the date of grant, or the offering price of Restricted Stock; (iv) to determine the persons to whom, and the time or times at which, Options or SARs shall be granted or Restricted Stock granted or sold, and the number of shares subject to each Option or SAR or the number of shares of Restricted Stock granted or sold; (v) to construe and interpret the terms and provisions of the Plan, of any applicable agreement and all Options and SARs granted under the Plan, and of any Restricted Stock award under the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option and SAR granted and award of Restricted Stock (which need not be identical), including but not limited to, the time or times at which Options and SARs shall be exercisable or the time at which the restrictions on Restricted Stock shall lapse; (viii) with the consent of the Grantee, to rescind any award or exercise of an Option or SAR; (ix) to modify or amend the terms of any Option, SAR or Restricted Stock (with the consent of the Grantee or holder of the Restricted Stock if the modification or amendment is adverse to the Grantee or holder); (x) to reduce the purchase price of Restricted Stock or exercise price of any Option or base price of any SAR; (xi) to accelerate or defer (with the consent of the Grantee) the exercise date of any Option or SAR or the date on which the restrictions on Restricted Stock lapse; (xii) to issue shares of Restricted Stock to an optionee in connection with the accelerated exercise of an Option by such optionee; (xiii) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option, SAR or award of Restricted Stock; (xiv) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (xv) to make all other determinations deemed necessary or advisable for the administration of the Plan, any applicable agreement, Option, SAR or award of Restricted Stock.

4.3           All questions of interpretation, implementation, and application of the Plan or any agreement or Option, SAR or award of Restricted Stock shall be determined by the Administrator, which determination shall be final and binding on all persons.

5.           GRANTING OF OPTIONS AND SARS; AGREEMENTS

5.1           No Options or SARs shall be granted under the Plan after 10 years from the date of adoption of the Plan by the Board.

5.2           Each Option and SAR shall be evidenced by a written agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such grant is made (“Grantee,” which term shall include the permitted successors and assigns of the Grantee with respect to the Option or SAR).  In the event of a conflict between the terms or conditions of an agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern.

5.3           Each Option agreement shall specify whether the Option it evidences is an NQO or an ISO, provided, however, all Options granted under the Plan to non-employee directors, consultants and advisers of the Company are intended to be NQOs.

5.4           Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options or SARs under the Plan to persons who are expected to become employees, directors, consultants or advisers of the Company, but are not employees, directors, consultants or advisers at the date of approval.

5.5           For purposes of the Plan, the term “employment” shall be deemed to include service as an employee, director, consultant or adviser.

6.           TERMS AND CONDITIONS OF OPTIONS AND SARS

Each Option and SAR granted under the Plan shall be subject to the terms and conditions set forth in Section 6.1.  NQOs and SARs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3.  ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.  SARs shall be subject to the terms and conditions of Section 6.4.

6.1           Terms and Conditions to Which All Options and SARs Are Subject.  All Options and SARs granted under the Plan shall be subject to the following terms and conditions:

  6.1.1           Changes in Capital Structure.  Subject to Section 6.1.2, if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to each Option and SAR outstanding under the Plan, and the exercise price of each outstanding Option and the base value of SAR, shall be automatically and proportionately adjusted; provided, that the Company shall not be required to issue fractional shares as a result of any such adjustments.  Such adjustment, however, in any outstanding Option or SAR shall be made without change in the total price applicable to the unexercised portion of the Option or SAR but with a corresponding adjustment in the price for each share covered by the unexercised portion of the Option or SAR.  Any determination by the Administrator in connection with these adjustments shall be final, binding, and conclusive.  If an adjustment under this Section 6.1.1 would result in a fractional share interest under an option or any installment, the Administrator’s decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

  6.1.2           Corporate Transactions.  Except as otherwise provided in the applicable agreement, in the event of a Corporate Transaction (as defined below), all Options and SARs shall terminate upon consummation of the Corporate Transaction unless the Administrator determines that they shall survive.  If the Administrator determines that outstanding Options and SARs shall survive, and if the Company shall not be the surviving entity in the Corporate Transaction, the Administrator shall provide that the outstanding Options and SARs shall be assumed or an equivalent Option or SAR substituted by an applicable successor entity or any Affiliate of the successor entity.  If outstanding Options and SARs are to terminate upon consummation of the Corporate Transaction, any Options or SARS outstanding immediately prior to the consummation of the Corporate Transaction shall be deemed fully vested and exercisable immediately prior to the consummation of the Corporate Transaction (provided that the Option or SAR has not expired by its terms and that the Grantee takes all steps necessary to exercise the Option or SAR prior to the Corporate Transaction as required by the agreement evidencing the Option or SAR).  The Administrator shall notify each Grantee of an outstanding Option or SAR of a proposed Corporate Transaction at least 30 days prior thereto or as soon as may be practicable, and the exercise of any Option or SAR by a Grantee thereafter shall be contingent upon consummation of the Corporate Transaction unless the Grantee expressly elects otherwise with respect to vested shares.  A “Corporate Transaction” means (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); or (iii) a sale of all or substantially all of the assets of the Company in a single transaction or a series of related transactions.

  6.1.3           Time of Option or SAR Exercise.  Subject to Section 6.3.4, an Option or SAR granted under the Plan shall be exercisable (a) immediately as of the effective date of the applicable agreement or (b) in accordance with a schedule or performance criteria as may be set by the Administrator and specified in the applicable agreement.  However, in no case may an Option or SAR be exercisable until the Company and the Grantee execute a written agreement in form and substance satisfactory to the Company.

  6.1.4           Grant Date.  The date of grant of an Option or SAR under the Plan shall be the date approved or specified by the Administrator and reflected as the effective date of the applicable agreement.

  6.1.5           Non-Transferability of Rights.  Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to NQOs and SARs, no Option or SAR granted under the Plan shall be assignable or otherwise transferable by the Grantee except by will or by the laws of descent and distribution.  During the life of the Grantee, an Option or SAR shall be exercisable only by the Grantee or permitted transferee.

  6.1.6           Payment.  Except as provided below, payment in full, in cash, shall be made for all Common Stock purchased at the time written notice of exercise of an Option is given to the Company and the proceeds of any payment shall be considered general funds of the Company.  The Administrator in its discretion may include in any Option agreement, or separately approve in connection with the exercise of any Option, any one or more of the following additional methods of payment (provided such payment does not violate applicable law or regulations or the rules of any securities exchange on which the Company’s securities may be listed):

   (a)           Subject to the Sarbanes-Oxley Act of 2002, acceptance of the Grantee’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

   (b)           Delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

   (c)           Through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

   (d)           By means of so-called “cashless” or “net” exercises through a securities broker.

  6.1.7           Termination of Employment.  Unless otherwise provided in the applicable agreement, if for any reason a Grantee ceases to be employed by the Company or any of its Affiliates, Options held by the Grantee at the date of termination of employment (to the extent then exercisable) may be exercised in whole or in part at any time (but in no event after the Expiration Date) within one year of the date of termination in the case of termination by reason of death or disability; at the commencement of business on the date of a termination for “cause” (as defined in the applicable agreement or in any agreement with the Company pertaining to employment); and, in all other cases, within 90 days of the date of termination.  For purposes of this Section 6.1.7, a Grantee’s employment shall not be deemed to terminate by reason of the Grantee’s transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the Grantee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

  6.1.8           Withholding and Employment Taxes.  At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the Grantee of an Option or SAR shall remit to the Company in cash all applicable federal and state withholding and employment taxes.  Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the holder’s (a) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (b) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (c) agreeing to have shares of Common Stock (with a fair market value equal to the required amount), which are acquired upon exercise of the Option or SAR, withheld by the Company.

  6.1.9           Other Provisions.  Each Option and SAR granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator, and each ISO granted under the Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

  6.1.10          Determination of Fair Market Value.  For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

   (a)           If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

   (b)           In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management, and the values of stock of other corporations in the same or a similar line of business.

  6.1.11         Option and SAR Term.  No Option or SAR shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the applicable agreement (the end of the maximum exercise period stated in the agreement is referred to in the Plan as the “Expiration Date”).

6.2           Terms and Conditions to Which Only NQOs and SARs Are Subject.  Options granted under the Plan which are designated as NQOs and SARs shall be subject to the following terms and conditions:

  6.2.1           Exercise Price.  The exercise price of an NQO and the base value of an SAR shall be the amount determined by the Administrator as specified in the option or SAR agreement, but shall not be less than the fair market value of the Common Stock on the date of grant (determined under Section 6.1.10).

6.3           Terms and Conditions to Which Only ISOs Are Subject.  Options granted under the Plan which are designated as ISOs shall be subject to the following terms and conditions:

  6.3.1           Exercise Price.  The exercise price of an ISO shall not be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.  The exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “10% Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

  6.3.2           Disqualifying Dispositions.  If stock acquired by exercise of an ISO granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the issuance of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

  6.3.3           Grant Date.  If an ISO is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the Grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of the Plan for Options granted on that date.

  6.3.4           Term.  Notwithstanding Section 6.1.11, no ISO granted to any 10% Stockholder shall be exercisable more than five years after the date of grant.

6.4           Terms and Conditions Applicable Solely to SARs.  In addition to the other terms and conditions applicable to SARs in this Section 6, the holder shall be entitled to receive on exercise of an SAR only Common Stock at a fair market value equal to the benefit to be received by the exercise.

6.5           Manner of Exercise.  A Grantee wishing to exercise an Option or SAR shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and/or withholding taxes as provided in Sections 6.1.6 and 6.1.8.  The date the Company receives written notice of an exercise hereunder accompanied by the applicable payment will be considered as the date such Option or SAR was exercised.  Promptly after receipt of written notice of exercise and the applicable payments called for by this Section 6.5, the Company shall, without stock issue or transfer taxes to the holder or other person entitled to exercise the Option or SAR, deliver to the holder or such other person a certificate or certificates for the requisite number of shares of Common Stock.  A holder or permitted transferee of an Option or SAR shall not have any privileges as a stockholder with respect to any shares of Common Stock to be issued until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

7.           RESTRICTED STOCK

7.1           Sale of Restricted Stock.

  7.1.1           No awards of Restricted Stock shall be made under the Plan after 10 years from the date of adoption of the Plan by the Board.

  7.1.2           The Administrator may issue Restricted Stock under the Plan for such consideration (including services, and, subject to the Sarbanes-Oxley Act of 2002, recourse promissory notes) and such other terms, conditions and restrictions as determined by the Administrator; provided that the sales price may not be less than the fair market value of the stock (as determined under Section 6.1.10).  The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator.  If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares may be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient.

  7.1.3           All Common Stock issued pursuant to this Section 7.1 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the Common Stock prior to the delivery of certificates representing such stock to the recipient.  The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator.  The certificates representing the shares shall bear any legends required by the Administrator.

  7.1.4           The Administrator may require any purchaser or grantee of Restricted Stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements.  If the purchaser fails to pay the amount demanded, the Administrator may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law.  With the consent of the Administrator in its sole discretion, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation.

7.2           Corporate Transactions.  In the event of a Corporate Transaction, as defined in Section 6.1.2 hereof, the Administrator, in its sole discretion, may remove any restrictions as to any Restricted Stock or it may provide that all outstanding Restricted Stock participate in the Corporate Transaction with an equivalent stock substituted by an applicable successor corporation subject to the restrictions.

8.           EMPLOYMENT OR CONSULTING RELATIONSHIP

Nothing in the Plan, any Option or SAR granted under the Plan, or any Restricted Stock sold under the Plan, shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment of any Grantee or holder of Restricted Stock or an SAR at any time, nor confer upon any Grantee or holder of Restricted Stock or an SAR any right to continue in the employ of, or consult with, or advise, the Company or any of its Affiliates.

9.           CONDITIONS UPON ISSUANCE OF SHARES

9.1           Securities Laws.  Notwithstanding the provisions of any Option, SAR or offer of Restricted Stock, the Company shall have no obligation to issue shares under the Plan unless such issuance shall be registered or qualified under applicable securities laws, including, without limitation, the Securities Act or exempt from such registration or qualification.  The Company shall have no obligation to register or qualify such issuance under the Securities Act or other securities laws.

9.2           Non-Compete Agreement.  As a further condition to the receipt of Common Stock pursuant to the exercise of an Option or SAR or the receipt of Restricted Stock, the Grantee or recipient of Restricted Stock may be required not to render services for any organization, or engage directly or indirectly in any business, competitive with the Company at any time during which (i) an Option or SAR is outstanding to such Grantee and for six months after any exercise of an Option or SAR or the receipt of Common Stock pursuant to the exercise of an Option or SAR and (ii) Restricted Stock is owned by such recipient and for six months after the restrictions on such Restricted Stock lapse.  Failure to comply with this condition shall cause such Option or SAR and the exercise or issuance of shares thereunder and/or the award of Restricted Stock to be rescinded and the benefit of such exercise, issuance or award to be repaid to the Company.

10.           NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.           MARKET STAND-OFF

Each Grantee and recipient of Restricted Stock, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options, SARs or receipt of Restricted Stock during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to a registration statement of the Company which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.

12.           AMENDMENTS TO PLAN

The Board may at any time amend, alter, suspend or discontinue the Plan.  Without the consent of a Grantee or holder of Restricted Stock, no amendment may adversely affect such person’s outstanding Option(s), SAR(s) or the terms applicable to Restricted Stock except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs.  No amendment to the Plan shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes; (b) the Board otherwise concludes that stockholder approval is advisable; or (c) such approval is required under the rules of any securities exchange on which securities of the Company are registered.

13.           EFFECTIVE DATE OF PLAN; TERMINATION

The Plan became effective on September 11, 2008, the date of adoption by the Board; provided, however, that no shares of Common Stock shall be issued, and no Option or SAR shall be exercisable, unless and until the Plan is approved by the holders of a majority of the stockholders of the Company entitled to vote within 12 months after adoption by the Board.  If any Options or SARs are so granted and stockholder approval shall not have been obtained within 12 months of the date of adoption of the Plan by the Board, such Options and SARs shall terminate retroactively as of the date they were granted.  The Plan (but not Options and SARs previously granted under the Plan) shall terminate (a) September 11, 2018 or (b) the date the Board adopts a resolution discontinuing the grant of awards under the Plan.  Termination of the Plan shall not affect any outstanding Options or SARs or the terms applicable to previously awarded Restricted Stock, which shall continue to be governed by the Plan.

P R O X Y

BEYOND COMMERCE, INC.
a Nevada Corporation

ANNUAL MEETING OF STOCKHOLDERS
July 24, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Robert J. McNulty and Mark V. Noffke, or either of them, as proxies, each with the power to appoint his or her substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Beyond Commerce, Inc. held of record by the undersigned on June 12, 2009 at the Annual Meeting of Stockholders to be held in the Molise Room at the M Resort, 12300 Las Vegas Boulevard South, Henderson, Nevada 89044, on Friday, July 24, 2009, beginning at 10:00 a.m. (local time), or any adjournments or postponements thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

1.           For the election as directors of the nominees listed below, except to the extent that authority is specifically withheld.

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees:  Barry Falk, Ronald L. Loveless, Robert J. McNulty, Michael E. Warsinske and Murray Williams

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

2.           Proposal to ratify the appointment of L J Soldinger Associates, LLC as the independent registered public accounting firm of Beyond Commerce, Inc. for the fiscal year ending December 31, 2009.

☐ For                                  ☐ Against                                          ☐ Abstain

3.           Proposal to approve the 2008 Equity Incentive Plan, as amended, of Beyond Commerce, Inc.

☐ For                                  ☐ Against                                          ☐ Abstain

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for the election of the five director nominees listed on the other side of this Proxy and for the two other proposals that are listed on the other side of this Proxy.

Dated:

Signature

Signature if Held Jointly

Number of Shares

Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If the shares are owned by a corporation, sign in the full corporate name by the President or other authorized officer.  If the shares are owned by a partnership, sign in the name of the partnership by an authorized person.  Please mark, sign, date and return the Proxy promptly using the enclosed envelope.